Exhibit 10.3 USActive 47427327.1 CHURCHILL NCDLC CLO-I, LLC, as Borrower U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Loan Agent and as Trustee under the Indenture and EACH OF THE CLASS A-L LENDERS PARTY HERETO CLASS A-L LOAN AGREEMENT Dated May 20, 2022

USActive 57770503.6 -i- 47427327.1 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.01 Defined Terms ......................................................................................................2 Section 1.02 Terms Generally....................................................................................................3 ARTICLE II THE CLASS A-L LOANS Section 2.01 Commitments of the Class A-L Lenders ..............................................................3 Section 2.02 Class A-L Loan Notes ...........................................................................................4 Section 2.03 Principal; Interest Rate ..........................................................................................4 Section 2.04 Distributions ..........................................................................................................5 Section 2.05 Register .................................................................................................................5 Section 2.06 Additional Class A-L Loans .................................................................................6 Section 2.07 Conversion to Class A-1 Notes .............................................................................6 ARTICLE III REPRESENTATIONS AND WARRANTIES Section 3.01 Representations and Warranties ............................................................................7 Section 3.02 Several Representations and Covenants of Each Class A-L Lender ....................8 ARTICLE IV CONDITIONS Section 4.01 Closing Date........................................................................................................12 ARTICLE V THE LOAN AGENT AND THE TRUSTEE Section 5.01 Appointment .......................................................................................................12 Section 5.02 Certain Duties and Responsibilities ....................................................................13 Section 5.03 Compensation .....................................................................................................13 Section 5.04 Resignation and Removal; Appointment of a Successor ....................................14 Section 5.05 Acceptance of Appointment by Successor .........................................................15

USActive 57770503.6 -ii- 47427327.1 Section 5.06 Loan Agent Criteria ............................................................................................15 Section 5.07 Merger, Conversion, Consolidation or Succession to Business of the Loan Agent.......................................................................................................15 ARTICLE VI CLASS A-L LOAN EVENT OF DEFAULT Section 6.01 Class A-L Loan Event of Default .......................................................................16 Section 6.02 Rights Under Indenture; Remedies Cumulative .................................................16 ARTICLE VII MISCELLANEOUS Section 7.01 Notices ................................................................................................................17 Section 7.02 Waivers; Amendments ........................................................................................17 Section 7.03 Successors and Assigns.......................................................................................18 Section 7.04 Survival ...............................................................................................................19 Section 7.05 Counterparts; Integration; Effectiveness .............................................................19 Section 7.06 Severability .........................................................................................................19 Section 7.07 Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial Right ................................................................................................19 Section 7.08 Benefits of Indenture...........................................................................................20 Section 7.09 Headings .............................................................................................................20 Section 7.10 Recourse against Certain Parties .........................................................................20 Section 7.11 Limited-Recourse Obligations ............................................................................21 Section 7.12 Non-Petition ........................................................................................................21 Section 7.13 Prohibition on Commencement of Proceedings .................................................22 Section 7.14 Appointment of Trustee ......................................................................................22 Section 7.15 Acknowledgment of Indenture Provisions..........................................................22 Section 7.16 USA Patriot Act Notice ......................................................................................22 SCHEDULE I CLASS A-L LENDER INFORMATION EXHIBIT A FORM OF ASSIGNMENT AND ACCEPTANCE EXHIBIT B FORM OF CLASS A-L LOAN NOTE

USActive CLASS A-L LOAN AGREEMENT, dated as of May 20, 2022 (as amended, restated, supplemented or modified from time to time, this “Agreement”), among: (1) CHURCHILL NCDLC CLO-I, LLC, (the “Borrower”); (2) each of the CLASS A-L LENDERS party hereto; (3) U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as agent for the Class A-L Lenders (in such capacity, together with its successors in such capacity, the “Loan Agent”); and (4) U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Trustee under the Indenture (as defined herein) (in such capacity, together with its successors in such capacity, the “Trustee”). WHEREAS, the Borrower and the Trustee are party to an Indenture and Security Agreement, dated as of May 20, 2022 (as modified and supplemented and in effect from time to time, the “Indenture”), pursuant to which the Borrower has authorized and issued the Notes (as defined in the Indenture); WHEREAS, the Borrower wishes to borrow from the Class A-L Lenders, and the Class A-L Lenders wish to lend to the Borrower, term loans maturing on the Payment Date in April 2034, in an aggregate principal amount of U.S.$30,000,000, under and in accordance with the terms set forth in this Agreement (the “Class A-L Loans”), which loans will rank pari passu with the Class A-1 Notes and the Class A-1F Notes issued under (and as defined in) the Indenture; and WHEREAS, the Borrower has, under and in accordance with the terms of the Indenture, Granted (as defined in the Indenture) to the Trustee, for the benefit and security of the Class A-L Lenders and the other Secured Parties (as defined in the Indenture) specified therein, as their respective interests may appear, all of its right, title and interest in and to all of the Collateral Obligations (as defined in the Indenture) and other Assets. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

-2- USActive 47427327.1 ARTICLE I DEFINITIONS Section 1.01 Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Indenture. As used in this Agreement, the following terms shall have the meanings specified below: “Additional Class A-L Lender” has the meaning specified in Section 2.06(a). “Additional Class A-L Loan” has the meaning specified in Section 2.06(a). “Additional Incurrence Date” means the date of issuance of any Additional Class A-L Loans pursuant to Section 2.06. “Advisors” has the meaning specified in Section 3.02(e). “Assignment and Acceptance” means an assignment and acceptance entered into by a Class A-L Lender and an assignee of such Class A-L Lender substantially in the form of Exhibit A. “Business Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York or in the city in which the Corporate Trust Office of the Trustee or the Loan Agent is located or, for any final payment of principal, in the relevant place of presentation. “Class A-L Lenders” means each Person who is a lender hereunder (including any Additional Class A-L Lender) or who becomes a lender hereunder by virtue of assignment via an Assignment and Acceptance. “Class A-L Loan” has the meaning specified in the Recitals. For the avoidance of doubt, references to “Class A-L Loans” include any Additional Class A-L Loans. “Class A-L Loan Event of Default” has the meaning specified in Section 6.01. “Class A-L Loan Note” means a note signed by the Borrower substantially in the form of Exhibit B. “Conversion Date” has the meaning specified in Section 2.07(a). “Default” means any condition or event that constitutes a Class A-L Loan Event of Default or that, with the giving of notice or lapse of time or both, would, unless cured or waived, become a Class A-L Loan Event of Default. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive,

-3- USActive 47427327.1 legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Register” has the meaning specified in Section 2.05. Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Any reference to “execute”, “executed”, “sign”, “signed”, “signature” or any other like term hereunder shall include execution by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act (“E-SIGN”) or the New York Electronic Signatures and Records Act (“ESRA”), which includes any electronic signature), except to the extent the Trustee or the Loan Agent requests otherwise. Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. ARTICLE II THE CLASS A-L LOANS Section 2.01 Commitments of the Class A-L Lenders. (a) Subject to the terms and conditions set forth in Section 4.01 herein, each Class A-L Lender as of the Closing Date agrees to make a Class A-L Loan to the Borrower on the Closing Date in an amount equal to the amount set forth opposite such Class A-L Lender’s name on Schedule I attached hereto. The initial aggregate principal amount of all Class A-L Loans made hereunder shall be U.S.$30,000,000. In addition, on any Additional Incurrence Date, each Class A-L Lender with respect to Additional Class A-L Loans shall fund its Class A-L Loan in the applicable amount. No amount borrowed and consequently repaid or prepaid hereunder can be re-borrowed.

-4- USActive 47427327.1 (b) Subject to the terms and conditions set forth in Section 3.01 herein, each Class A-L Lender shall fund its Class A-L Loans by wire transfer of immediately available funds by 10:00 a.m., New York time, on the Closing Date or applicable Additional Incurrence Date, to the account set forth on Schedule I attached hereto. Section 2.02 Class A-L Loan Notes. (a) The Borrower shall, if requested by any Class A-L Lender, (i) sign a Class A-L Loan Note in the name of such Class A-L Lender, dated the Closing Date or applicable Additional Incurrence Date and (ii) deliver such Class A-L Loan Note to the Loan Agent on behalf of such Class A-L Lender for delivery by the Loan Agent to such Class A-L Lender. (b) Notwithstanding anything to the contrary contained above in this Section 2.02 or elsewhere in this Agreement, Class A-L Loan Notes shall be delivered only to Class A-L Lenders that at any time specifically request the delivery of such Class A-L Loan Notes. No failure of any Class A-L Lender to request or obtain a Class A-L Loan Note evidencing its Class A-L Loans shall affect or in any manner impair the obligations of the Borrower to pay the Class A-L Loans incurred by the Borrower that would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security therefor provided pursuant to the Indenture. At any time (including, without limitation, to replace any Class A-L Loan Note that has been destroyed or lost) when any Class A-L Lender requests the delivery of a Class A-L Loan Note to evidence any of its Class A-L Loans, the Borrower shall promptly execute and deliver to such Class A-L Lender the requested Class A-L Loan Note in the appropriate amount or amounts to evidence such Class A-L Loans; provided that, in the case of a substitute or replacement Class A-L Loan Note, the Borrower shall have received from such requesting Class A-L Lender (i) an affidavit of loss or destruction and (ii) a customary lost/destroyed Class A-L Loan Note indemnity, in each case, in form and substance reasonably acceptable to each of the Borrower and such requesting Class A-L Lender, and duly executed by such requesting Class A-L Lender. (c) As a condition to the repayment in full of any Class A-L Loans, the Loan Agent or the Trustee may require the related Class A-L Lender to present and surrender its Class A-L Loan Note on or prior to such repayment; provided that if the Borrower and the Loan Agent shall have received (i) an affidavit of loss or destruction or an undertaking thereafter to surrender such Class A-L Loan Note and (ii) a customary lost/destroyed Class A-L Loan Note indemnity, in each case, in form and substance reasonably acceptable to the Borrower, the Loan Agent and such requesting Class A-L Lender, and duly executed by such requesting Class A-L Lender, then such final payment shall be made without presentation or surrender. Except as otherwise required by applicable law, any Money deposited with the Loan Agent for any payment on any Class A-L Loan and remaining unclaimed for two years after such amount has become due and payable shall be paid to the applicable Borrower on Issuer Order; and the Holder of such Class A-L Loan shall thereafter, as an unsecured general creditor, look only to the applicable Borrower for payment of such amounts and all liability of the Loan Agent with respect to such deposited Money (but only to the extent of the amounts so paid to the applicable Borrower) shall thereupon cease.

-5- USActive 47427327.1 Section 2.03 Principal; Interest Rate. (a) Principal of the Class A-L Loans, including mandatory and optional principal prepayments, shall be paid by the Borrower in part or in whole at the times and in the manner set forth in the Indenture, including (x) in connection with the Borrower’s repayment of such Debt pursuant to Section 2.7 of the Indenture, (y) in connection with a repayment or Refinancing of the Class A-L Loans pursuant to Section 9.2 or Article IX of the Indenture, or (z) otherwise, in accordance with the Priority of Payments. Unless earlier repaid, the Class A-L Loans shall mature, and the remaining principal amount thereof shall be due and payable in full, on the Payment Date in April 2034. (b) Interest shall accrue on each Class A-L Loan or portion thereof which remains unpaid at a rate equal to the Reference Rate as calculated under the Indenture plus 1.80% and shall be due and payable at the times and in the manner set forth in the Indenture; provided that, pursuant to a Benchmark Transition Event, the Term SOFR Rate may be replaced with an Alternative Rate, as set forth in the Indenture. (c) The Borrower shall not be obligated to pay any additional amounts to the Holders or beneficial owners of the Class A-L Loans as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges, including any interest, penalties or additions to tax with respect thereto. Section 2.04 Establishment of Class A-L Loan Account; Distributions. (a) The Loan Agent has established, prior to the Closing Date, a single, segregated non-interest bearing account in the name of the Borrower subject to the Lien of the Indenture, which was designated as the "Class A-L Loan Account" and which shall be governed solely by the terms of this Agreement and the Securities Account Control Agreement. Such account shall be held in the name of the Borrower for the benefit of the Secured Parties and the Trustee shall have exclusive control over such account, subject to the Loan Agent's right to give instructions specified herein. Any and all funds at any time on deposit in, or otherwise to the credit of, the Class A-L Loan Account shall be held by the Trustee for the benefit of the Secured Parties. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Class A-L Loan Account shall be to pay the interest on and the principal of the Class A-L Loans in accordance with the provisions of this Agreement and the Indenture. The Loan Agent agrees to give the Borrower, the Trustee and the Class A-L Lenders prompt notice if a Trust Officer receives notice that the Class A-L Loan Account or any funds on deposit therein, or otherwise to the credit of the Class A-L Loan Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Class A-L Loan Account shall remain at all times with an institution satisfying the eligibility requirements set forth in Section 6.8 of the Indenture. (b) All payments of amounts due and payable with respect to any Class A-L Loans that are to be made pursuant to the Indenture shall be made on behalf of the Borrower to the Loan Agent through the Class A-L Loan Account for distribution to the Class A-L Lenders, pro rata, allocated based on amounts due thereto.

-6- USActive 47427327.1 Section 2.05 Register. (a) The Borrower shall cause to be kept a register (the “Register”) in which, subject to such reasonable procedures as it may prescribe, the Borrower shall provide for the recording and registering of the following information with respect to each Class A-L Lender: (i) the name, notice details, wiring instructions and taxpayer identification number of such Class A-L Lender, together with the names of the authorized representatives of such Class A-L Lender and their mailing address, electronic mail address, telephone and facsimile numbers; (ii) the Aggregate Outstanding Amount of (and stated interest on) the Class A- L Loans funded or otherwise held by such Class A-L Lender; and (iii) the Closing Date or applicable Additional Incurrence Date with respect to the Class A-L Loans of such Class A-L Lender. The Loan Agent is hereby appointed “Registrar” for the purpose of registering and recording the information described in clauses (i), (ii) and (iii) above. The Loan Agent shall update the information contained in the Register upon (i) the transfer of any Class A-L Loan, (ii) the funding of any Additional Class A-L Loan and (iii) the receipt of written notice from the Borrower or the applicable Class A-L Lender confirming a change in the notice details or the authorized representatives of any Class A-L Lender. Absent manifest error, the information contained in the Register will be prima facie evidence of the rights and obligations of each Class A-L Lender with respect to the Class A-L Loans held by such Class A-L Lender and the Borrower and the Class A-L Lender shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Class A-L Lender hereunder for all purposes of this Agreement. On the Closing Date, on the date of each amendment thereto and from time to time upon request from the Registrar under the Indenture, the Registrar shall provide to the Trustee, the Note Registrar, the Borrower and the Collateral Manager a copy of the information contained in the Register and, upon request at any time by a Class A-L Lender, the Registrar shall provide such Class A-L Lender a copy of the information contained in the Register relating to the Class A-L Loans held by such Class A-L Lender. Section 2.06 Additional Class A-L Loans. (a) On any Business Day during the Reinvestment Period and upon satisfaction of the conditions to such incurrence set forth in Section 2.13(a) of the Indenture, the Borrower may incur additional Class A-L Loans hereunder (each an “Additional Class A-L Loan”). The existing Class A-L Lenders shall have the first opportunity to make each Additional Class A-L Loan in such amounts as are necessary to preserve (as closely as reasonably practicable taking into consideration minimum denomination requirements) their pro rata holdings of Class A-L Loans or, if they decline, additional Persons (each an “Additional Class A-L Lender”) may deliver a signature page and become Class A-L Lenders for all purposes hereunder.

-7- USActive 47427327.1 (b) Any Additional Class A-L Loans issued pursuant to this Section 2.06 shall constitute Class A-L Loans for all purposes hereunder and under the Indenture and shall be subject to the terms of this Agreement and the Indenture as if such Additional Class A-L Loans had been incurred on the Closing Date, except that (for the avoidance of doubt) interest shall accrue with respect to any Additional Class A-L Loans from the applicable Additional Incurrence Date, the interest rate on such Additional Class A-L Loans may be lower (but not higher) than the interest rate on the initial Class A-L Loans, the CUSIP numbers (if any), date of issuance and price of such Additional Class A-L Loans do not have to be identical to those of the initial Class A-L Loans and the Non-Call Period for such Additional Class A-L Loans may differ. Section 2.07 Conversion to Class A-1 Notes. (a) Upon written notice from 100% of the Class A-L Lenders to the Loan Agent, the Trustee, the Borrower, the Collateral Manager and the Rating Agency, the Class A-L Lenders may elect a Business Day (such Business Day, the “Conversion Date”) upon which the Aggregate Outstanding Amount of the Class A-L Loans shall be converted into Class A-1 Notes subject to and in accordance with the provisions of Section 2.14 of the Indenture and this Agreement; provided that (x) the Conversion Date shall be no earlier than the fifth Business Day following the date such notice is delivered (unless otherwise reasonably agreed to by the Borrower, the Class A-L Lender, the Loan Agent, the Trustee and the Collateral Manager) and may not be between a Record Date and the related Payment Date or Redemption Date, as applicable, (y) the conversion option may only be exercised if the entire Aggregate Outstanding Amount of the Class A-L Loans will be converted into Class A-1 Notes and (z) any Class A-1 Notes issued upon conversion of the Class A-L Loans into Class A-1 Notes that are not fungible for U.S. federal income tax purposes with the outstanding Class A-1 Notes will be identified with separate CUSIP numbers. (b) Upon satisfaction of the conditions specified in Section 2.14(b) of the Indenture and this Agreement, the Aggregate Outstanding Amount of the Class A-1 Notes will be increased by the current outstanding principal amount of the Class A-L Loans so converted] and the Loan Agent shall (i) cause the Class A-L Loans to be cancelled, (ii) record the conversion in the Register and (iii) notify the Borrower and the Trustee, upon which notification (x) the Borrower shall issue and the Trustee shall authenticate and deliver Class A-1 Notes in the form of a Certificated Note and/or (y) the Trustee shall approve the instructions at DTC, concurrently with such cancellation, to credit or cause to be credited to the securities account of each applicable Person specified in such instructions a beneficial interest in the applicable Class A-1 Note equal to the principal amount of the Class A-L Loans converted. (c) Upon satisfaction of the requirements specified above, the Class A-L Loans will cease to be Outstanding and will be deemed to have been repaid in full for all purposes under the Indenture and this Agreement. Interest accrued on the Class A-L Loans since the prior Payment Date (or the Closing Date or Additional Incurrence Date, as applicable, if no Payment Date has occurred since such date) will, as of the Conversion Date, be deemed to have been accruing on the corresponding Class A-1 Notes since such prior Payment Date (or the Closing Date or Additional Incurrence Date, as applicable, if no Payment Date has occurred since such date) and will thereafter accrue at the Interest Rate applicable to the Class A-1 Notes. For the avoidance of doubt, (x) not less than all of the Aggregate Outstanding Amount of the Class A-L Loans may be converted into

-8- USActive 47427327.1 Class A-1 Notes and, once exercised, the conversion option may not be exercised again and (y) Class A-1 Notes may not be converted into Class A-L Loans. ARTICLE III REPRESENTATIONS AND WARRANTIES Section 3.01 Representations and Warranties. (a) The Borrower represents and warrants to the Class A-L Lenders, the Loan Agent, the Collateral Manager and the Trustee that: (i) It is a limited liability company duly formed and validly existing and in good standing under the law of the State of Delaware. (ii) It has the power to execute and deliver this Agreement and the Indenture and to perform its obligations under this Agreement and the Indenture and has taken all necessary action to authorize such execution, delivery and performance. (iii) Assuming (A) that all representations and warranties of the Class A-L Lenders in this Agreement are true and correct and assuming compliance by each such Class A-L Lender with applicable transfer restriction provisions and other provisions herein and in the Indenture and (B) that all representations and warranties of all of the holders of the Notes in the Indenture (whether deemed or delivered in any representation letter required under the Indenture) are true and correct and assuming compliance by each holder of Notes with applicable transfer restriction provisions and other provisions in the Indenture, (x) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets, (y) all governmental and other consents that are required to have been obtained by it with respect to the execution, delivery and performance of this Agreement and the Indenture have been obtained and are in full force and effect and all conditions of any such consents have been complied with, and (z) it is not required to register as an investment company under the 1940 Act. (iv) Its obligations under this Agreement and the Indenture constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)). (b) The Loan Agent hereby represents and warrants that: (i) the Loan Agent is a national banking organization duly organized and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations hereunder and is duly eligible and qualified to act as Loan Agent hereunder;

-9- USActive 47427327.1 (ii) this Agreement has been duly authorized, executed and delivered by the Loan Agent, and constitutes the valid and binding obligation of the Loan Agent, enforceable against it in accordance with its terms except (A) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought; and (iii) neither the execution or delivery by the Loan Agent of this Agreement or the Indenture, nor performance by the Loan Agent of its obligations hereunder and thereunder requires the consent or approval of, the giving of notice to or the registration or filing with, any Governmental Authority or agency under any existing law governing the Loan Agent which has not been so obtained, given or completed. Section 3.02 Several Representations and Covenants of Each Class A-L Lender. Each Class A-L Lender severally represents and warrants (as to itself only) to the Borrower, the Loan Agent, the Collateral Manager and the Trustee, as of the date hereof, as of the date each transferee becomes a Class A-L Lender in accordance with Section 7.03 hereof and as of the date of each Class A-L Loan, and covenants as follows: (a) It has the power to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance. (b) Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)). (c) Its execution and delivery of this Agreement and its performance of its obligations hereunder do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets, except in each case for any violation or conflict as would not have a material and adverse effect on its performance of its obligations hereunder. (d) It is not required to register as an investment company under the 1940 Act. (e) Such Class A-L Lender is capable of evaluating the merits and risks of an investment in the Debt. Such Class A-L Lender is able to bear the economic risks of an investment in the Debt, including the loss of all or a substantial part of its investment under certain circumstances. Such Class A-L Lender has had access to such information concerning the parties to the Transaction Documents and the Debt as it deems necessary or appropriate to make an

-10- USActive 47427327.1 informed investment decision, including an opportunity to ask questions and receive information from the parties to the Transaction Documents, and it has received all information that it has requested concerning its purchase of the Debt. Such Class A-L Lender has, to the extent it deems necessary, consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers (its “Advisors”) with respect to its purchase of the Debt. Such Class A-L Lender (i) has made its own independent investment decision (including decisions regarding the suitability of any transaction) based upon its own judgment, any advice received from its Advisors, and its review of the final Offering Circular, and not upon any view, advice or representations (whether written or oral) of any party to the Transaction Documents and (ii) hereby reconfirms its decision to make an investment in the Debt to the extent such decision was made prior to the receipt of the final Offering Circular. No party to a Transaction Document is acting as a fiduciary or financial or investment adviser to such Class A-L Lender. No party to a Transaction Document has given such Class A-L Lender any assurance or guarantee as to the expected or projected performance of the Debt. Such Class A-L Lender understands that the Debt will be highly illiquid. Such Class A-L Lender is prepared to hold the Debt for an indefinite period of time or until maturity. (f) Either: (i) (A) such Class A-L Lender understands that the Debt is offered to and purchased by it in an offshore transaction (as defined in Regulation S) not involving any public offering in the United States, in reliance on the exemption from registration provided by Regulation S, and that the Debt will not be registered or qualified under the Securities Act or any state securities laws and (B) such Class A-L Lender is a Qualified Purchaser; or (ii) (A) such Class A-L Lender understands that the Debt is offered to and purchased by it in a transaction not involving any public offering in the United States, in reliance on the exemption from registration provided by Rule 144A, and that the Debt will not be registered or qualified under the Securities Act or any state securities laws and (B) such Class A-L Lender is both a Qualified Institutional Buyer and a Qualified Purchaser, and is not: (I) a dealer of the type described in paragraph (a)(1)(ii) of Rule 144A unless it, as applicable, owns and invests on a discretionary basis not less than $25,000,000 in securities of non-affiliated issuers of the dealer; and (II) a participant-directed employee plan (such as a 401(k) plan), or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to such plan are made solely by the fiduciary, trustee or sponsor of such plan and not by beneficiaries of the plan. Such Class A-L Lender is acquiring the Debt as principal for its own account for investment and not for sale in connection with any distribution thereof. Such Class A-L Lender

-11- USActive 47427327.1 was not formed solely for the purpose of investing in the Debt and is not a (i) partnership, (ii) common trust fund or (iii) special trust, pension fund or retirement plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made. Such Class A-L Lender agrees that it will not hold such Debt for the benefit of any other person and will be the sole beneficial owner thereof for all purposes and that, except pursuant to a written agreement with the Borrower requiring compliance with the provisions of the Indenture and this Agreement applicable to the transfer of an interest in such Debt, it will not sell participation interests in the Debt or enter into any other arrangement pursuant to which any other person will be entitled to a beneficial interest in the distributions on the Debt and further that the Debt purchased directly or indirectly by it constitute an investment of no more than 40% of such Class A-L Lender’s assets. Such Class A-L Lender understands that neither the Borrower or the pool of Assets has been registered under the Investment Company Act, and that the Borrower is exempt from registration as such by virtue of Section 3(c)(7) of the Investment Company Act. (g) Such Class A-L Lender is not purchasing the Debt with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. Such Class A-L Lender will not, at any time, offer to buy or offer to sell the Debt by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or discussed at any seminar or meeting whose attendees have been invited by general solicitations or advertising. (h) Such Class A-L Lender understands that any transfer of any interest in the Debt may be made only pursuant to an exemption from registration or qualification under the Securities Act and any applicable state or foreign securities laws and in compliance with the transfer restrictions set forth in the Indenture. (i) The Class A-L Lender’s acquisition, holding and disposition of the Class A-L Loans will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, non-U.S. or church plan, a violation of any Other Plan Law. If such Class A-L Lender becomes a Non-Permitted ERISA Holder, it agrees to act in accordance with Section 2.12(c) of the Indenture. The consent of any such Non-Permitted ERISA Holder to a conversion of the Class A-L Loans into Class A-L Notes as set forth in the final Offering Circular may be deemed to have been provided to any such conversion that is effective upon such sale upon the request of the applicable purchaser. If such Class A-L Lender is a Benefit Plan Investor, it represents that (i) none of the transaction parties, or any of their respective affiliates, has provided any investment advice within the meaning of Section 3(21) of ERISA to the Benefit Plan Investor, or to any Fiduciary, in connection with its acquisition of the Class A-L Loans, and (ii) the Fiduciary is exercising its own independent judgment in evaluating the investment in the Class A-L Loans. Such Class A-L Lender understands that the representations made in this clause (i) will be deemed to be made on each day from the date that such Class A-L Lender acquires an interest in the Debt until the date it has disposed of its interests in such Debt.

-12- USActive 47427327.1 In the event that any representation in this clause (i) becomes untrue, such Class A- L Lender will immediately notify the Loan Agent and the Trustee (or, after the Conversion Date, only the Trustee). (j) Such Class A-L Lender agrees to treat the Class A-L Loans as indebtedness of the Borrower as described in the “Certain U.S. Federal Income Tax Considerations” section of the Offering Circular for U.S. federal, state and local income tax purposes and will take no action inconsistent with such treatment unless required by law. Such Class A-L Lender agrees to provide the Borrower, the Loan Agent and the Trustee with certifications necessary to establish that it is not subject to withholding tax under FATCA; provided that nothing herein shall impose an obligation on the part of the Loan Agent or the Trustee to determine the amount of any tax or withholding obligation on the part of the Borrower or in respect of the Debt. Such Class A-L Lender agrees to timely furnish the Borrower, the Loan Agent, the Trustee or their agents any tax form or certification (such as IRS Form W-9, the applicable IRS Form W-8, or any successors to such IRS forms) that the Borrower, the Loan Agent, the Trustee or their agents may reasonably request, and any documentation, agreements, certifications or information that is reasonably requested by the Borrower, the Loan Agent, the Trustee or their agents (A) to permit the Borrower, the Loan Agent, the Trustee or their agents to make payments to it without, or at a reduced rate of, deduction or withholding, (B) to enable the Borrower or its agents to qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which the Borrower or its agents receive payments, and (C) to enable the Borrower, the Loan Agent, the Trustee or their agents to satisfy reporting and other obligations under the Code and Treasury regulations (including any cost basis reporting obligations), or any other law, and shall update or replace such documentation and information as appropriate or in accordance with its terms or subsequent amendments. Such Class A-L Lender acknowledges that the failure to provide, update or replace any such documentation or information may result in the imposition of withholding or back up withholding upon payments to such holder. Amounts withheld pursuant to applicable tax laws will be treated as having been paid to a holder by the Borrower. In addition, such Class A-L Lender agrees that the Borrower may provide information to the IRS or any other taxing authority regarding such Class A-L Lender’s investment in the Class A-L Loans. (k) [Reserved]. (l) [Reserved]. (m) Each Class A-L Lender acknowledges that the Borrower may receive a list of Class A-L Lenders from the Registrar. (n) Each Class A-L Lender agrees that (i) any sale, pledge or other transfer of the Debt (or any interest therein) made in violation of the transfer restrictions set forth herein or made based upon any false or inaccurate representation made by such Class A-L Lender or a transferee will be null and void ab initio and of no force or effect and (ii) none of the parties to the Transaction Documents has any obligation to recognize any sale, pledge or other transfer of the

-13- USActive 47427327.1 Debt (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation. (o) It will comply with the provisions of the Indenture applicable to it as a Holder. (p) Such Class A-L Lender understands that, to the extent required by the Borrower, as determined by the Borrower or the Collateral Manager on behalf of the Borrower, the Borrower may, upon notice to the Loan Agent, impose additional transfer restrictions on the Class A-L Loans to comply with the Patriot Act and other similar laws or regulations, including, without limitation, requiring each transferee of Class A-L Loans to make such representations to the Borrower as may be required in connection with such compliance. ARTICLE IV CONDITIONS Section 4.01 Closing Date. The obligations of the Class A-L Lenders to make Class A-L Loans on the Closing Date shall not become effective until the time on the Closing Date that (x) the Indenture and this Agreement are executed and delivered and (y) the Class A-L Loans have been assigned ratings of “AAA (sf)” by S&P. ARTICLE V THE LOAN AGENT AND THE TRUSTEE Section 5.01 Appointment. Each of the Class A-L Lenders hereby irrevocably appoints the Loan Agent as its agent and authorizes the Loan Agent to take such actions on its behalf and to exercise such powers as are delegated to the Loan Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. Section 5.02 Certain Duties and Responsibilities. (a) Each of the Loan Agent and the Trustee undertake to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Loan Agent or the Trustee, and the Loan Agent and the Trustee shall satisfy those duties expressly set forth herein so long as it acts in good faith and without gross negligence or willful misconduct. (b) Each of the rights, protections, benefits, immunities and indemnities afforded to the Trustee under the Indenture, shall also apply to the Loan Agent and the Trustee under this Agreement, mutatis mutandis; provided, however, that the foregoing shall not be construed to impose upon the Loan Agent any of the duties or standard of care (including, without limitation, any duties of a prudent person) of the Trustee.

-14- USActive 47427327.1 (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Loan Agent and the Trustee shall be subject to the provisions of this Section 5.02. Section 5.03 Compensation. (a) The Borrower agrees, subject to Section 5.03(b): (i) except as otherwise expressly provided herein, to pay or reimburse each of the Loan Agent and the Trustee in a timely manner upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Loan Agent or the Trustee, as applicable, in accordance with any provision of this Agreement or the Indenture (including the reasonable compensation and expenses and disbursements of its agents and external legal counsel, except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith); and (ii) to indemnify the Loan Agent and the Trustee and their respective officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense (including reasonable fees and costs of agents, experts and external attorneys) incurred without gross negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of any of the Loan Agent’s or Trustee’s, as applicable, obligations or duties under this Agreement or the Indenture or the enforcement of the provisions hereof or thereof, including the out-of-pocket costs and expenses of defending themselves against any claim (whether brought by or involving the Borrower or any third party) or liability in connection with the exercise or performance of any of its powers or duties hereunder or the enforcement of the Borrower’s obligations hereunder. (b) Any amounts payable to the Loan Agent or the Trustee pursuant to this Agreement shall constitute Administrative Expenses, payable on each Payment Date only to the extent that funds are available for such purpose in accordance with the Priority of Payments, and any such amounts not paid on or prior to any Payment Date shall remain outstanding and shall be payable on the next Payment Date on which funds are available for such purpose pursuant to the Priority of Payments. (c) The provisions of this Section 5.03 shall survive the termination of this Agreement and the removal or resignation of the Loan Agent or the Trustee (to the extent of any fees or indemnified liabilities, costs, expenses and other amounts arising or incurred prior to, or arising out of actions or omissions occurring prior to, such termination, resignation or removal). Section 5.04 Resignation and Removal; Appointment of a Successor. (a) No resignation or removal of the Loan Agent and no appointment of a successor Loan Agent pursuant to this Section 5.04 shall become effective until the acceptance of appointment by the successor Loan Agent pursuant to Section 5.05. (b) Subject to Section 5.04(a), the Loan Agent may resign at any time by giving not less than 60 days’ written notice thereof to the Borrower, the Collateral Manager, the Class A-

-15- USActive 47427327.1 L Lenders and the Rating Agency. Upon receiving such notice of resignation, the Borrower shall promptly appoint a successor loan agent satisfying the requirements of Section 5.06 by written instrument, in duplicate, executed by a Responsible Officer of the Borrower, one copy of which shall be delivered to the Loan Agent so resigning and one copy to the successor Loan Agent, together with a copy to each Class A-L Lender and the Collateral Manager; provided that such successor Loan Agent shall be appointed only upon the Act of a Majority of the Class A-L Lenders. If no successor Loan Agent shall have been appointed and an instrument of acceptance by a successor Loan Agent shall not have been delivered to the Loan Agent within 60 days after the giving of such notice of resignation, the resigning Loan Agent or any Class A-L Lender, on behalf of itself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Loan Agent satisfying the requirements of Section 5.06. (c) The Loan Agent may be removed at any time by Act of a Majority of the Class A-L Loans (with the consent of the Collateral Manager), delivered with 30 days’ notice to the Loan Agent, the Trustee, the Collateral Manager and the Borrower. In addition, if at any time the Loan Agent shall breach its obligations hereunder or under the Indenture, or shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of the Loan Agent or of its property shall be appointed or any public officer shall take charge or control of the Loan Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then, in any such case (subject to Section 5.04(a)), (i) the Borrower may, by Issuer Order, remove the Loan Agent, or (ii) any Class A-L Lender may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Loan Agent and the appointment of a successor Loan Agent. (d) If the Loan Agent shall be removed or become incapable of acting, or if a vacancy shall occur in the office of the Loan Agent for any reason (other than resignation), the Borrower, by written instrument, shall promptly appoint a successor Loan Agent. If the Borrower shall fail to appoint a successor Loan Agent within 60 days after such removal or incapability or the occurrence of such vacancy, a successor Loan Agent may be appointed by a Majority of the Class A-L Loans by written instrument delivered to the Borrower and the retiring Loan Agent. The successor Loan Agent so appointed shall, forthwith upon its acceptance of such appointment, become the successor Loan Agent. If no successor Loan Agent shall have been so appointed by the Borrower or a Majority of the Class A-L Loans and shall have accepted appointment in the manner hereinafter provided, the Loan Agent or any Class A-L Lender may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Loan Agent. (e) The Borrower shall give prompt notice of each resignation and each removal of the Loan Agent and each appointment of a successor Loan Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Trustee, the Collateral Manager and S&P, at the addresses appearing in Section 14.3 of the Indenture, and to each Class A-L Lender, as their names and addresses appear in the Register. Each notice shall include the name and address of the successor Loan Agent. If the Borrower fails to mail any such notice within 10 days after acceptance of appointment by the successor Loan Agent, the successor Loan Agent shall cause such notice to be given at the expense of the Borrower.

-16- USActive 47427327.1 (f) The Trustee shall be removed and replaced as a party to this Agreement automatically upon the removal and replacement of the Trustee pursuant to the Indenture. Section 5.05 Acceptance of Appointment by Successor. Every successor Loan Agent appointed hereunder shall execute, acknowledge and deliver to the Borrower and the retiring Loan Agent an instrument accepting such appointment. Upon delivery of the required instrument, the resignation or removal of the retiring Loan Agent shall become effective and such successor Loan Agent, without any other act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of the retiring Loan Agent; provided that upon request of the Borrower or a Majority of the Class A-L Loans or the successor Loan Agent, such retiring Loan Agent shall, upon payment of its fees and expenses then unpaid, execute and deliver an instrument transferring to such successor Loan Agent all the rights, powers, duties and obligations of the retiring Loan Agent. Section 5.06 Loan Agent Criteria. The Loan Agent, and any entity appointed as a successor Loan Agent, shall be subject to the eligibility requirements set forth in Section 6.8 of the Indenture. If at any time the Loan Agent shall cease to satisfy such requirements, it shall resign immediately in the manner and with the effect hereinafter specified in this Article V. Section 5.07 Merger, Conversion, Consolidation or Succession to Business of the Loan Agent. Any organization or entity into which the Loan Agent may be merged or converted or with which it may be consolidated, or any organization or entity resulting from any merger, conversion or consolidation to which the Loan Agent shall be a party, or any organization or entity succeeding to all or substantially all of the corporate trust business of the Loan Agent, shall be the successor of the Loan Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. ARTICLE VI CLASS A-L LOAN EVENT OF DEFAULT Section 6.01 Class A-L Loan Event of Default. (a) If an Event of Default under Section 5.1 of the Indenture shall have occurred and be continuing (such occurrence, a “Class A-L Loan Event of Default”), the Borrower shall immediately, upon notice or knowledge thereof, notify the Trustee, the Loan Agent and each Class A-L Lender thereof in writing. (b) Upon the occurrence of a Class A-L Loan Event of Default and the acceleration of the Borrower’s obligations under the Indenture pursuant to the terms of Section 5.2 of the Indenture, the unpaid principal amount of the Class A-L Loans, together with the interest accrued thereon and all other amounts payable by the Borrower hereunder in respect of the Class A-L Loans, shall automatically become immediately due and payable by the Borrower hereunder, subject to and in accordance with the applicable provisions of the Indenture, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower; provided that upon the rescission or annulment of the related Event of Default and acceleration under the Indenture in accordance with the terms thereof, any such acceleration shall

-17- USActive 47427327.1 automatically be rescinded and annulled for all purposes hereunder; provided, however, that no such action shall affect any subsequent Default or Class A-L Loan Event of Default or impair any right consequent thereon. For the avoidance of doubt, the obligations under this Agreement in respect of the Class A-L Loans shall not be accelerated prior to maturity unless the Borrower’s obligations under the Indenture have been concurrently accelerated. Section 6.02 Rights Under Indenture; Remedies Cumulative. (a) Each Class A-L Lender shall have the right to exercise any and all rights of the Class A-L Lenders set forth in the Indenture, including but not limited to enforcement of rights following an Event of Default under the Indenture and exercise of such rights shall not preclude any Class A-L Lender from exercising any of its rights hereunder. (b) No remedy conferred in this Agreement or in the Indenture upon any Class A-L Lender is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. (c) No course of dealing between the Borrower and any Class A-L Lender and no delay or failure in exercising any rights hereunder or under the Indenture in respect thereof shall operate as a waiver of any of the rights of any Class A-L Lender. (d) Each Class A-L Lender hereby acknowledges and agrees that any Money collected by the Trustee with respect to the Debt pursuant to Article V of the Indenture and any Money that may then be held or thereafter received by the Trustee with respect to the Debt hereunder shall be applied in accordance with the Priority of Payments. ARTICLE VII MISCELLANEOUS Section 7.01 Notices. All notices and other communications provided for herein (including each consent, notice, direction or request) shall be sufficient for every purpose hereunder if given in accordance with the applicable provisions of Section 14.3 of the Indenture to the applicable parties at the following addresses: (a) if to the Borrower, the Trustee or the Collateral Manager, at its address or fax number set forth in the Indenture; (b) if to the Loan Agent, at its address set forth on Schedule I attached hereto or at such other address as shall be designated by the Loan Agent in a notice to the Borrower, each Class A-L Lender, the Trustee and the Collateral Manager, which notice or other communication shall contain reference to the Debt, the Borrower or this Agreement; (c) if to any Class A-L Lender, at its address or fax number set forth on Schedule I attached hereto (in the case of any initial Class A-L Lender) or in the Assignment and

-18- USActive 47427327.1 Acceptance delivered by it; or at such other address as shall be designated by a Class A-L Lender in a notice to the Borrower, the Loan Agent, the Trustee and the Collateral Manager; and (d) if to S&P, in the manner specified in the Indenture. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Section 7.02 Waivers; Amendments. (a) Each waiver of any provision of this Agreement and consent to any departure by the Borrower therefrom shall be effective only in the specific instance and for the purpose for which given. The making of a Class A-L Loan shall not be construed as a waiver of any Event of Default, regardless of whether the Trustee, the Loan Agent, any Class A-L Lender or any Noteholder may have had notice or knowledge of such Event of Default at the time. (b) This Agreement may only be waived, amended or modified in writing by the Borrower, the Loan Agent and the Trustee if, pursuant to an Opinion of Counsel (upon which the Loan Agent and the Trustee shall be entitled to rely and which may be supported by a certificate from the Collateral Manager), (i) all conditions precedent provided in the Indenture, including consent requirements with respect to the Collateral Manager and each Class of Debt, applicable to such amendment (if such amendment were to be effected to the Indenture) are satisfied with respect thereto, mutatis mutandis (for which purpose, references to the Trustee in the Indenture will be deemed to refer to the Loan Agent and/or the Trustee, as applicable) and (ii) after giving effect to such amendment, this Agreement is not inconsistent with any term of the Indenture in any material respect. For purposes of interpreting the Indenture in connection with any amendment to this Agreement, the Class A-L Loans, the Class A-1 Notes and the Class A-1F Notes will be treated as separate Classes. Any written notice of a waiver, amendment or modification of this Agreement shall be delivered by the Trustee to the Rating Agency in accordance with the Indenture. (c) A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege. Section 7.03 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and transferees. Any successor to the Trustee under the Indenture shall be the successor to the Trustee hereunder without any further act on the party of any of the parties hereto. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and transferees) any legal or equitable right, remedy or claim under or by reason of this Agreement. Any purported transfer not in compliance with this Section 7.03 shall be null and void. (b) The Borrower may not assign or delegate any of their rights or obligations under this Agreement without the prior consent of each Class A-L Lender, the Loan Agent and the Trustee; provided that each Class A-L Lender, the Loan Agent and the Trustee each hereby

-19- USActive 47427327.1 acknowledge that, pursuant to the terms of the Collateral Management Agreement, the Borrower has granted the Collateral Manager the right to take certain actions hereunder on its behalf. (c) Each Class A-L Lender may transfer to one or more transferees all or a portion of its Class A-L Loans and the related rights and obligations under this Agreement if (A) with respect to any transfer by a Class A-L Lender of less than all of its Class A-L Loans, after giving effect to such transfer, each of the transferor and the transferee shall hold Class A-L Loans in minimum denominations of $250,000 and integral multiples of $1.00 in excess thereof, (B) all conditions precedent to the transfer of the relevant Class A-L Loan specified herein and in the Indenture have been satisfied, (C) the parties to such transfer have executed and delivered to the Loan Agent (with a copy to the Trustee) a duly completed Assignment and Acceptance and the Borrower shall have consented to such transfer (such consent not to be unreasonably withheld), and (D) the Class A-L Lender effecting the transfer has paid a sum sufficient to Borrower (as determined in the Borrower’s reasonable discretion) as may be necessary to cover any tax or other governmental charge payable by Borrower in connection with such transfer. Upon acceptance and recording pursuant to Section 7.03(d), from and after the effective date specified in each Assignment and Acceptance, (x) the transferee thereunder shall be a party hereto, (y) the Trustee and the Loan Agent shall be notified of such transfer and the Loan Agent shall update the Register to reflect such transfer, and (z) to the extent of the interest transferred by such Assignment and Acceptance, the transferee shall have the rights and obligations of a Class A-L Lender under this Agreement, and the transferring Class A-L Lender thereunder shall, to the extent of the interest transferred by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the transferring Class A-L Lender’s rights and obligations under this Agreement and in respect of Class A-L Loans, such Class A-L Lender shall cease to be a party hereto). The Borrower shall provide, or cause to be provided, notice of any such transfer to S&P. (d) Upon its receipt of a duly completed Assignment and Acceptance executed by a transferring Class A-L Lender and a transferee, the Loan Agent shall accept such Assignment and Acceptance and record the Class A-L Lender identification and amount transferred in the Register. No transfer shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Section 7.04 Survival. All covenants, agreements, representations and warranties made by the Borrower, the Loan Agent and each Class A-L Lender herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or the Indenture shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Class A-L Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Trustee, the Loan Agent or any Class A-L Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any Class A-L Loan or any amount payable under this Agreement or the Indenture in respect of any Class A-L Loan is outstanding and unpaid. Section 7.05 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (including by facsimile, electronic transmission or other transmission method (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file,

-20- USActive 47427327.1 or any “electronic signature” as defined under E-SIGN or ESRA, which includes any electronic signature)), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the Indenture constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Loan Agent and when the Loan Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by e-mail (PDF) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. Section 7.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any respect in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability in such matter without affecting the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 7.07 Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial Right. (a) THIS AGREEMENT AND ALL DISPUTES ARISING THEREFROM OR RELATING THERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED IN ALL RESPECT (WHETHER IN CONTRACT OR IN TORT) BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CLASS A-L LOANS, THIS AGREEMENT OR THE INDENTURE, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FEDERAL OR NEW YORK STATE COURT. THE BORROWER AND THE LOAN AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THAT THEY MAY LEGALLY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OR DELIVERY OF COPIES OF SUCH PROCESS TO IT AT THE OFFICE OF THE BORROWER’S AGENT SET FORTH IN SECTION 7.2 OF THE INDENTURE. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER

-21- USActive 47427327.1 JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (c) Each party (other than the Loan Agent and the Trustee) to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (d) EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THIS CLASS A-L LOAN OR ANY OTHER RELATED DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUCH PARTIES ENTERING INTO THIS AGREEMENT OR ACCEPTING ANY OF THE BENEFITS OF THE CLASS A-L LOANS. Section 7.08 Benefits of Indenture. Each of the Class A-L Lenders hereby acknowledges and approves the pledge and assignment by the Borrower of all of its right, title and interest in, to and under this Agreement to the Trustee for the benefit and security of the Secured Parties pursuant to the Indenture. Section 7.09 Headings. Article and section headings and the table of contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 7.10 Recourse against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement of any Class A-L Lender or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, stockholder, Affiliate, officer, member, manager, partner, employee or director of such Class A-L Lender, as such, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such Class A-L Lender contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Class A-L Lender, and that no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, Affiliate, officer, member, manager, partner, employee or director of such Class A-L Lender, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Class A-L Lender contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such incorporator, stockholder, Affiliate, officer, employee, member, manager, partner or director of such Class A-L Lender for breaches by such Class A-L Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for

-22- USActive 47427327.1 the execution of this Agreement. The provisions of this Section 7.10 shall survive the termination of this Agreement. Section 7.11 Limited-Recourse Obligations. Notwithstanding any other provision of this Agreement, the Class A-L Loans and all obligations of the Borrower under this Agreement are from time to time and at any time limited-recourse obligations of the Borrower payable solely from the Assets and other assets available at such time pledged by the Borrower to secure the Debt and upon realization of the Assets and such other assets and the application of the proceeds thereof in accordance with the Indenture, any outstanding obligations of the Borrower hereunder shall be extinguished and shall not thereafter revive. None of the Collateral Manager, the Trustee, the Loan Agent, any of their respective affiliates, security holders (including shareholders), members, partners, officers, directors or employees, or the security holders (including shareholders), members, partners, officers, directors, employees or incorporators of the Borrower, or any other person or entity will be obligated to make payments on the Class A-L Loans. Consequently, the Class A-L Lenders must rely solely on amounts received in respect of the Assets and other assets pledged to secure the Debt for the payment of principal thereof and interest thereon. This section shall survive the termination of this Agreement. Section 7.12 Non-Petition. Notwithstanding any other provision of this Agreement, neither the Loan Agent, in its own capacity, nor any Class A-L Lender may, prior to the date which is one year (or, if longer, the applicable preference period) and one day after the payment in full of all Class A-L Loans and Notes, institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency, moratorium, winding up or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy or similar laws. Nothing in this Section 7.12 shall preclude, or be deemed to estop, the Loan Agent or any Class A-L Lender (i) from taking any action prior to the expiration of the aforementioned one year and one day (or longer) period in (A) any case or proceeding voluntarily filed or commenced by the Borrower or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Loan Agent or a Class A-L Lender, or (ii) from commencing against the Borrower or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, winding up or liquidation proceeding, subject to Section 7.11. This Section 7.12 shall survive the termination of this Agreement. Section 7.13 Prohibition on Commencement of Proceedings. Each Class A-L Lender acknowledges and agrees as follows: (a) (i) the express terms of the Indenture govern the rights of the Class A-L Lenders to direct the commencement of a Proceeding against any Person, (ii) the Indenture contains limitations on the rights of the Class A-L Lenders to direct the commencement of any such Proceeding, and (iii) each Class A-L Lender shall comply with such express terms if it seeks to direct the commencement of any such Proceeding; (b) there are no implied rights under the Indenture to direct the commencement of any such Proceeding; and

-23- USActive 47427327.1 (c) notwithstanding any provision of the Indenture, the Notes, this Agreement, the Collateral Management Agreement, the Collateral Administration Agreement or any other agreement, the Borrower shall not be under any duty or obligation of any kind to the holders of the Debt, or any of them, to institute any legal or other proceedings of any kind, against any person or entity, including, without limitation, the Trustee, the Collateral Manager, the Collateral Administrator, the Loan Agent, or the Calculation Agent. Section 7.14 Appointment of Trustee. The Class A-L Lenders hereby appoint the Trustee to act exclusively as the agent for purposes of perfection of a security interest in the Assets and to act as specified in the Indenture and the other Transaction Documents to which the Trustee is a party. The duties and obligations of the Trustee under this Section 7.14 shall be as set forth in the Indenture. Section 7.15 Acknowledgment of Indenture Provisions. The Class A-L Lenders hereby acknowledge and agree to the provisions of the Indenture expressly applicable to the Class A-L Lenders. Section 7.16 USA Patriot Act Notice. The Class A-L Lenders hereby notify the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), they are required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Class A-L Lenders to identify the Borrower in accordance with the Patriot Act. [Signature Pages Follow]

[Signature Page to Class A-L Loan Agreement] 47427327.1 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. CHURCHILL NCDLC CLO-I, LLC, as Borrower By: Nuveen Churchill Direct Lending Corp., its sole member By: /s/ Shai Vichness Name: Shai Vichness Title: Chief Financial Officer

[Signature Page to Class A-L Loan Agreement] 47427327.1 U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Loan Agent By: Scott D. DeRoss Name: Scott D. DeRoss Title: Senior Vice President

[Signature Page to Class A-L Loan Agreement] 47427327.1 U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee under the Indenture By: /s/ Scott D. DeRoss Name: Scott D. DeRoss Title: Senior Vice President

[Signature Page to Class A-L Loan Agreement] 47427327.1 AZB FUNDING 11 LIMITED, as Class A-L Lender By: /s/ Ryo Hoshi Name: Ryo Hoshi Title: Authorized Signatory

USActive 57770503.6 B-1 47427327.1 SCHEDULE I CLASS A-L LENDER INFORMATION Name of Class A-L Lender Funded Amount Addresses for Notices AZB Funding 11 Limited $30,000,000 AZB Funding 11 Limited Primary Operational Contact: Taylor Potts 190 S. LaSalle Street, 8th Floor Chicago, IL 60603 Phone: (312) 332-7830 Email: taylor.potts@usbank.com Chicago.Aozora.Team@usbank.com Corporate Banking Service Division Phone: 81-3-6752-1147 Email: afadmin@aozorabank.co.jp Credit Contact: Aozora Bank, Ltd 6-1-1, Kojimachi, Chiyoda-ku Tokyo, Japan 102-8660 Phone: 81-3-6752-1147 Fax: 81-3-6752-1447 Email: afadmin@aozorbank.co.jp; icad@aozorabank.co.jp LOAN AGENT INFORMATION Loan Agent: U.S. Bank Trust Company, National Association 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Attention: CDO Trust Services/Alex Melton Reference: Churchill NCDLC CLO-I, LLC Email: agency.services@usbank.com, with a copy to alex.melton1@usbank.com Account for Funding of Class A-L Loans: Bank Name: ABA #: Acct. Name:

USActive 57770503.6 B-2 47427327.1 Acct. #: FFC#: Reference: